UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 25, 2020 (February 18, 2020)

ALR TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30414	88-0225807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7400 Beaufont Springs Drive, Suite 300, Richmond, Virginia 23225

(Address of Principal Executive Offices) (Zip Code)

(804) 554-3500

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ALRT	OTC US

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER ITEMS

Corrections to Corporate Filings

On February 6, 2017 and May 3, 2018, respectively, ALR Technologies Inc. (“we”, “us”, “our”, the “Company”), filed Certificate of Change with the Nevada Secretary of State purporting to give effect certain reverse stock splits. The certificates were filed in error and the capital alterations described in the certificates were not given effect. On February 18, 2020, the Company filed Certificates of Correction to nullify the incorrect filings. Neither the original filings nor the corrections have any impact on the Company’s past or future financial statements.

Confirmation of Authorized Capital

On December 20, 2016 the beneficial owners of approximately 50.66%, of the eligible voting securities of the Company, consented in writing to increase the Company’s authorized shares of common stock from two billion shares (2,000,000,000) to ten billion shares (10,000,000,000) shares, par value $0.001 per share. At the time of the filing, the Company was unable to satisfy its continuous reporting obligations and corporate filings due to insufficient resources, and therefore no information statement was made and no amendment filed. Despite this, the Company considered the increase in authorized capital to be effective and the alteration was reflected in the Company financial statements and disclosure. On May 3, 2018 the Company filed a Certificate of Change with the Nevada Secretary of State to give effect to the increase in authorized capital.

Subsequently on October 18, 2019 the beneficial owners of approximately 53.30% of the eligible voting shares of the Company ratified the authorized capital increase. The ratification was reflected in the Company’s Definitive Information Statement on Form 14C filed with the Securities and Exchange Commission on December 3, 2019. The ratification did not result in any adjustment to the Company’s authorized capital which is confirmed at 10,000,000,000 common shares, par value $0.001, and 500,000,000 preferred shares, par value $0.001.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
99.1	Certificate of Correction filed February 18, 2020
99.2	Certificate of Correction filed February 18, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2020

ALR TECHNOLOGIES INC.

/s/ Sidney Chan
Sidney Chan
Chief Executive Officer and Chairman of the Board of Directors